EXHIBIT 10.8


THIS DEED OF RELEASE is made on              10th May       2000

BETWEEN: TRADE WIND COMMUNICATIONS LIMITED of Level 27, Grosvenor Place, 225 George Street, Sydney, NSW 2000 Australia ("TWC");

AND: FLEXEMESSAGING.COM, INC. of Level 27, Grosvenor Place, 225 George Street, Sydney, NSW 2000 Australia ("FLX");

AND: ATLANTIC INTERNATIONAL CAPITAL HOLDINGS LIMITED of Reid House 31 Church Street Hamilton Bermuda ("AICH");

AND: RICHARD IAMUNNO of 200 East Oalmetto Park Rd, Suite 200, Boca Raton, Florida, USA ("Iamunno").

BACKGROUND

A. FLX and AICH are parties to a consulting agreement dated on or about March 2000 ("CONSULTING AGREEMENT") under which AICH agreed, among other things, to assist FLX to raise capital of at least US$3,660,000.

B. FLX and AICH are parties to a lock - up agreement dated on or about March 2000 ("LOCK-UP Agreement") under which AICH agreed to the establishment of restrictions over all of the shares in the capital of FLX held by AICH and its Affiliates.

C. AICH has been unable to assist FLX to raise the sum of US$3,660,000 in accordance with the Consulting Agreement. JAMES PATTEN has agreed to consider assuming the obligations of AICH under the Consulting Agreement in respect of the period from the date of this Deed until 31st May 2000 and this will be subject to a separate agreement reached directly between FLX and James Patten.

D. The Parties wish to terminate the Consulting Agreement and the Lock-Up Agreement and to release each other or the others from all liability for possible breaches of those agreements on the terms of this Deed.

IT IS AGREED

1    DEFINITIONS

(a)  Terms defined in the Lock-Up Agreement have the same meaning in this Deed.

(b)  In this Deed:

     "CLAIM" means any claim or cause of action including, but not limited to:

     (a)  in contract (including, but not limited to, breach of warranty);

     (b) in tort (including, but not limited to, misrepresentation or negligence); or


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     (c)  under statute (including, but not limited to, Part V or Part VI of the
          Trade Practices Act 1974 (Cth) or Part V or VI of the Fair Trading Act 1987 (NSW));

     "EFFECTIVE DATE" means the later of:

     (a)  the date 394,910 Shares are cancelled in accordance with Clause 5; and

     (b) the date that less than 394,190 Shares are cancelled in accordance with Clause 5(a) and AICH and Iamunno have fully complied with their obligations under Clause 5(c);

     "ENCUMBRANCE" means an interest or power:

     (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

     (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

     by way of security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above;

     "506 SHARES" has the meaning given in Clause 6(a);

     "PATTEN AGREEMENT" means the agreement referred to in Recital C above;

     "PROMISSORY NOTE" means the promissory note issued by FLX to AICH dated March 1999]; and

     "SHARES" means shares of common stock in the capital of FLX.

2    INTERPRETATION

In this Deed, unless the contrary intention appears:

(a) a reference to a Clause, Schedule or Annexure is a reference to a clause, schedule or annexure of or to this Deed and a reference to this Agreement includes without limitation any Recital, Schedule or Annexure;

(b) a reference to this Deed or another instrument includes without limitation any variation or replacement of it;

(c) a reference to a statute, ordinance, code or other law includes without limitation regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of it;


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(d)  the singular includes without limitation the plural and vice versa;

(e) the word person includes without limitation a firm, a body corporate, an unincorporated association or an authority;

(f) a reference to a person includes without limitation a reference to the person's executors, administrators, successors, substitutes (including without limitation persons taking by novation) and assigns;

(g) an agreement, representation or warranty in favour of 2 or more persons is for the benefit of them jointly and severally;

(h) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(i) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

(j)  a reference to time is a reference to Sydney time;

(k) other parts of speech and grammatical forms of a word defined in this Agreement have a corresponding meaning; and

(l) if any action under this Deed must be completed on a Business Day, it must be completed before 5:00 pm (Sydney time) on that Business Day.

3.   TERMINATION

(a)  Subject to Clause 3(b), with effect from the Effective Date:

     (i) all contracts, arrangements and understandings between any of AICH and Iamunno on the one hand and FLX and TWC on the other including, without limitation the Lock-Up Agreement and the Consulting Agreement are terminated; and

     (ii) each Party is released from all obligations under those contracts, arrangements and understandings.

(b) Clause 3(a) does not apply in respect of the obligations of the Parties under this Deed and the Promissory Note as amended by this Deed.

4.   RELEASE

(a) Subject to Clause 4(b), with effect from the Effective Date, each Party irrevocably releases and holds harmless each other Party from:

     (i)  all Claims presently existing; and

     (ii) all Claims which, but for this Deed may arise in the future,


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          under or in respect of all contracts, arrangements or understandings between any of AICH and Iamunno on the one hand and FLX and TWC on the other including, without limitation the Lock-Up Agreement and the Consulting Agreement on any account whatsoever.

(b) Clause 4(a) does not apply in respect of the obligations of the Parties under this Deed and the Promissory Note as amended under this Deed.

5.   CANCELLATION OF SHARES

(a) Within 5 Business Days of the date of this Deed, FLX must cancel 394,910 Shares held by AICH, Iamunno and their Affiliates. This number of Shares represents the balance of the 600,000 Shares held by AICH on the date of the Lock-Up Agreement after deduction of:

     (i)  40,984 Shares released from the performance restrictions under clause
          1.1 of the Lock-Up Agreement as a result of capital raisings undertaken by AICH prior to the date of the Lock-Up Agreement;

     (ii) 123,079 Shares released from the performance restrictions as a result of the raising of US$750,000 net completed by FLX in respect of which FLX has become obliged to pay AICH a commission under the Consulting Agreement since the date of the Consulting Agreement;

     (iii) 41,027 Shares released from the performance restrictions as a result of the raising of US$250,000 to be completed by the issue of Shares under Clause 7(a) by application of part of the principal outstanding under the Promissory Note.

(b) AICH and Iamunno consent to the cancellation of Shares and must procure the grant of consent by Affiliates to the cancellation of Shares in accordance with Clause 5(a).

(c) If at the date of this Deed neither AICH nor Iamunno hold sufficient Shares to permit the cancellation of 394,910 Shares in accordance with Clause 5(a), AICH and Iamunno must pay to FLX an amount equal to the number of Shares not available for cancellation under Clause 5(a) multiplied by US$2.50. This amount is agreed to be a genuine pre-estimate of the loss FLX will suffer as a result of the failure to cancel 394,910 Shares in accordance with Clause 5(a). At the election of FLX, FLX may set-off the obligation to pay this amount against the principal outstanding under the promissory note.

(d) AICH and Iamunno must indemnify FLX and keep FLX indemnified against any cost, loss, liability, damage or expense suffered or incurred as a result of or otherwise in connection with the cancellation of Shares in accordance with Clause 5(a).


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6.   COMMISSION

(a)  Subject to Clause 6(b), if:

     (i) FLX is successful by 31st May 2000 in raising not less than US$1,500,000 net by the issue of not more than 600,000 Shares at not less than $2.50 net per share which FLX has been authorised to issue in accordance with a Form 506 filing filed with the United States Securities and Exchange Commission ("506 SHARES"); and

     (ii) FLX is obliged to pay James Patten commission in respect of those Shares in accordance with a Patten Agreement whereby shares are placed at a minimum of $2.50 net to the company,

     then FLX must pay to AICH, or as it may direct, the sum of US$70,000 in respect of investor relation services provided by AICH prior to the Effective Date.

(b) FLX is entitled to set-off against the amount payable under Clause 6(a) (if any) any amount expended by FLX in securing investor relation services from any third party or any costs associated with Investor Relations matters..

7.   SUBSCRIPTION FOR SHARES

(a)  AICH hereby applies for:

     (i)  100,000 Shares at an issue price of US$2.50 net per Share; and

     (ii) agrees to the entry of its name in the register of members of FLX and agrees to be bound by its by-laws from time to time.

(b) AICH directs FLX to repay US$250,000 of the principal outstanding under the Promissory Note and irrevocably directs FLX to apply that sum in payment up of the 100,000 Shares referred to in Clause 7(a)(i).

(c) AICH directs FLX to repay part or all of the principal outstanding under the Promissory Note and irrevocably directs FLX to apply that sum in payment of the Shares referred to in Clause 7(a)(ii).

(c)  FLX must issue to AICH the Shares referred to in:

     (i)  Clause 7(a)(i) within 5 Business Days after the Effective Date; and

     (ii) Clause 7(a)(ii) by 31st May 2000 if required to be issued under that Clause.

8.   PROMISSORY NOTE

With effect from the Effective Date, the Promissory Note is amended as follows:

(a) the principal outstanding under the Promissory Note is repayable on the later of:


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     (i)  the date FLX or another Subsidiary of TWC directly raises not less than US$3,000,000 and secures official quotation of its securities on NASDAQ National Market, Amex or the Australian Stock Exchange Limited or comparable stock exchange in the United States of America; and

     (ii) 31 December 2000;

(b) at the election of FLX, at any time after 31 December 2000 to the extent that sufficient Shares are available for subscription in accordance with all applicable securities laws, FLX may repay the principal outstanding under the Promissory Note and apply that principal in payment up of 506 Shares at an issue price of US$2.50 net per Share;

(c) if FLX is successful in raising not less than US$1,500,000 at a minimum price of $2.50 net per share by the issue of not more than 600,000 506 Shares, the principal outstanding under the Promissory Note attracts interest at the rate specified in the Promissory Note from the later of completion of that raising and 31 December 2000 until repayment of the principal.

9    WARRANTIES

(a)  Each of AICH and Iamunno represents and warrants to FLX and TWC that:

     (i) each of AICH and Iamunno has power to enter into and perform all of its obligations under this Agreement;

     (ii) all approvals and authorities that may be required to permit each of AICH and Iamunno to enter into and perform this Deed in accordance with its terms have been obtained and remain valid and subsisting;

     (iii) AICH and Iamunno and their Affiliates are the registered holders of not less than 394,910 Shares;

     (iv) there are no Encumbrances or other third party interests subsisting over the Shares held by them or their Affiliates which will or may preclude FLX giving effect to the cancellation of those Shares in accordance with Clause 5(a).

(b) Each of FLX and TWC has entered into and will perform this Deed in reliance on the warranties set out in Clause 9(a).

(c) The warranties set out in Clause 9(a) survive cancellation of the Shares under Clause 5(a).

10   INDEMNITY

Each of AICH and Iamunno unconditionally and irrevocably undertakes to indemnify and keep indemnified each of FLX, TWC and their officers, employees, advisers and Related Bodies Corporate ("INDEMNIFIED PARTIES") and to hold them harmless


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from and against all claims, demands, damages, losses, costs, expenses and liabilities ("LOSSES") suffered or incurred directly or indirectly as a result of:

(a) any of the warranties or representations by each of AICH and Iamunno contained in this Deed not being true and correct;

(b)  any breach of this Deed by AICH or Iamunno;

(c) any actions undertaken by AICH, Iamunno or any of their Affiliates under the Consulting Agreement, the Lock-Up Agreement or the merger agreement between the Parties

11.  NO ASSOCIATION

With effect from the Effective Date, AICH and Iamunno must cease to hold themselves out as being in any way associated with FLX or TWC and must ensure that the name of FLX, TWC or any of their Affiliates does not appear on any promotional material prepared or circulated by or on behalf of AICH, Iamunno or any of their Affiliates.

12.  SUNSET

If the Effective Date has not occurred by 31st May 2000, Clauses 3, 4 and 6 are terminated and each Party is released from all obligations under those Clauses.

13.  GENERAL

(a) A Party may exercise a right, power or remedy at its discretion and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a Party does not prevent a further exercise of that or any other right, power or remedy. Failure by a Party to exercise or delay in exercising a right, power or remedy does not prevent its subsequent exercise.

(b)  A provision of or a right created under this Deed may not be:

     (i)  waived except in writing signed by the Party granting the waiver; or

     (ii) varied except in writing signed by the Parties.

(c) Any failure or omission by a Party at any time to enforce or require strict timely compliance with any provision of this Agreement will not affect or impair that provision in any way or the right of that Party to avail itself of any remedy it may have in respect of any breach of that provision.

(d) Each Party agrees, at its own expense, on the request of the other Party, to do everything reasonably necessary to give effect to this Deed and the transactions contemplated by it including without limitation the execution of all documents.

(e) If the whole or any part of a provision of this Deed is void, unenforceable or illegal in a jurisdiction, the remainder of this Deed has full force and effect and the validity or enforceability of that provision in any other


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     jurisdiction is not affected. This Clause has no effect if the severance alters the basic nature of this Agreement or is contrary to public policy.

(f)  This Deed may only be amended in writing signed by the Parties.

(g) This Deed may be executed in any number of counterparts each of which once so executed, is deemed to be an original and all the duly executed counterparts taken together are deemed to constitute one and the same instrument.

(h) This Deed and the transactions contemplated by this Deed are governed by and are to be construed in accordance with the law in force in New South Wales. Each Party submits to the non-exclusive jurisdiction of the Courts of New South Wales and of the Courts having jurisdiction to hear appeals therefrom.

EXECUTED as a Deed.


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SIGNED for and on behalf of             )
FLEXEMESSAGING.COM,INC.                 )
by authority of the directors           )
in the presence of:                     )

/s/ N. R. Bird
----------------------------------           ----------------------------------
Signature of Authorised Person               Signature of Authorised Person

Chief Executive Officer
----------------------------------           ----------------------------------
Office Held                                  Office Held

N. R. Bird
----------------------------------           ----------------------------------
Name of Authorised Person                    Name of Authorised Person


SIGNED for and on behalf of             )
TRADE WIND COMMUNICATIONS               )
LIMITED by authority of the directors   )
the presence of:                        )

/s/ N. R. Bird                               /s/ F. Favretto
----------------------------------           ----------------------------------
Signature of Authorised Person               Signature of Authorised Person

Chief Executive Officer                      Director
----------------------------------           ----------------------------------
Office Held                                  Office Held

N. R. Bird                                   Frank Favretto
----------------------------------           ----------------------------------
Name of Authorised Person                    Name of Authorised Person


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SIGNED for and on behalf of             )
ATLANTIC INTERNATIONAL CAPITAL          )
HOLDINGS LIMITED by authority of        )
the directors the presence of:          )

/s/ Richard Ianunno
----------------------------------           ----------------------------------
Signature of Authorised Person               Signature of Authorised Person

Director
----------------------------------           ----------------------------------
Office Held                                  Office Held

Richard A. Ianunno
----------------------------------           ----------------------------------
Name of Authorised Person                    Name of Authorised Person


SIGNED by                               )
RICHARD IAMUNNO                         )
the presence of:                        )

/s/ illegible                                /s/ Richard Ianunno
----------------------------------           ----------------------------------
Signature of Witness                         Signature of Richard Iamunno

    illegible
----------------------------------
Name of Witness